Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Reprographics Company (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kumarakulasingam Suriyakumar, as Chief Executive Officer of the Company, and Jonathan R. Mather, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/  KUMARAKULASINGAM SURIYAKUMAR
Kumarakulasingam Suriyakumar
President and Chief Executive Officer

/s/  JONATHAN R. MATHER
Jonathan R. Mather
Chief Financial Officer and Secretary

Date: February 27, 2008